                                  CINERGY CORP.
                           CONSOLIDATING BALANCE SHEET
                                DECEMBER 31, 1996

                                 (in thousands)


                                                                                                          Consolidated  Consolidated
                                                                                           Cinergy    The Cincinnati Gas PSI Energy,
                                                                       Cinergy Corp.    Services, Inc. & Electric Company 1/ Inc. 1/
                                                                       -------------------------------------------------------------
ASSETS
UTILITY PLANT - ORIGINAL COST
In service
Electric .......................................................       $     --         $     --         $4,631,605       $4,178,181
Gas ............................................................             --               --            713,829             --
Common .........................................................             --               --            185,255             --
                                                                       ----------       ----------       ----------       ----------
                                                                             --               --          5,530,689        4,178,181
Accumulated depreciation .......................................             --               --          1,868,579        1,723,279
                                                                       ----------       ----------       ----------       ----------
                                                                             --               --          3,662,110        2,454,902

Construction work in progress ..................................             --               --             95,984           76,630
                                                                       ----------       ----------       ----------       ----------
Total utility plant ............................................             --               --          3,758,094        2,531,532

CURRENT ASSETS
Cash and temporary cash investments ............................            3,605            7,009            5,120            2,911
Restricted deposits ............................................             --               --              1,171              550
Notes receivable from affiliated companies .....................               42             --             31,740                3
Accounts receivable - net ......................................              104              477          117,912           74,289
Accounts receivable from affiliated companies ..................           10,780           14,357            2,453            4,016
Materials, supplies, and fuel - at average cost
Fuel for use in electric production ............................             --               --             29,865           41,865
Gas stored for current use .....................................             --               --             32,951             --
Other materials and supplies ...................................             --               --             52,023           28,268
Property taxes applicable to subsequent year ...................             --               --            123,580             --
Prepayments and other ..........................................            1,000             --             32,433            3,184
                                                                       ----------       ----------       ----------       ----------
                                                                           15,531           21,843          429,248          155,086

OTHER ASSETS
Regulatory assets
Amounts due from customers - income taxes ......................             --               --            344,126           33,068
Post-in-service carrying costs and deferred
operating expenses .............................................             --               --            141,492           44,904
Phase-in deferred return and depreciation ......................             --               --             95,163             --
Coal contract buyout costs .....................................             --               --               --            138,171
Deferred demand-side management costs ..........................             --               --             33,534          101,208
Deferred merger costs ..........................................             --               --             17,709           76,290
Unamortized costs of reacquiring debt ..........................             --               --             38,439           32,079
Other ..........................................................             --               --             19,545           52,938
Investment in unconsolidated subsidiary ........................             --               --               --               --
Investment in consolidated subsidiaries ........................        3,101,501             --               --               --
Other ..........................................................            2,071            6,949           89,908          129,667
                                                                       ----------       ----------       ----------       ----------
                                                                        3,103,572            6,949          779,916          608,325

                                                                       $3,119,103       $   28,792       $4,967,258       $3,294,943

1/ See accompanying consolidating balance sheet.


                                  CINERGY CORP.
                     CONSOLIDATING BALANCE SHEET (Continued)
                                DECEMBER 31, 1996
(continued)
                                                                                    (in thousands)

                                                                               Consolidated
                                                                                  Cinergy
                                                                               Investments,                           Consolidated
                                                                                   Inc. 1/        Eliminations        Cinergy Corp.
                                                                              -----------------------------------------------------
ASSETS
UTILITY PLANT - ORIGINAL COST
In service
Electric ...........................................................          $      --             $      --             $8,809,786
Gas ................................................................                 --                    --                713,829
Common .............................................................                 --                    --                185,255
                                                                              -----------           -----------           ----------
                                                                                     --                    --              9,708,870
Accumulated depreciation ...........................................                 --                    --              3,591,858
                                                                              -----------           -----------           ----------
                                                                                     --                    --              6,117,012

Construction work in progress ......................................                 --                    --                172,614
                                                                              -----------           -----------           ----------
Total utility plant ................................................                 --                    --              6,289,626

CURRENT ASSETS
Cash and temporary cash investments ................................                  682                  --                 19,327
Restricted deposits ................................................                 --                    --                  1,721
Notes receivable from affiliated companies .........................                 --                 (31,785)                --
Accounts receivable - net ..........................................                6,579                  --                199,361
Accounts receivable from affiliated companies ......................               19,005               (50,611)                --
Materials, supplies, and fuel - at average cost
Fuel for use in electric production ................................                 --                    --                 71,730
Gas stored for current use .........................................                 --                    --                 32,951
Other materials and supplies .......................................                    1                  --                 80,292
Property taxes applicable to subsequent year .......................                 --                    --                123,580
Prepayments and other ..............................................                  432                  --                 37,049
                                                                              -----------           -----------           ----------
                                                                                   26,699               (82,396)             566,011

OTHER ASSETS
Regulatory assets
Amounts due from customers - income taxes ..........................                 --                    --                377,194
Post-in-service carrying costs and deferred
operating expenses .................................................                 --                    --                186,396
Phase-in deferred return and depreciation ..........................                 --                    --                 95,163
Coal contract buyout costs .........................................                 --                    --                138,171
Deferred demand-side management costs ..............................                 --                    --                134,742
Deferred merger costs ..............................................                 --                    --                 93,999
Unamortized costs of reacquiring debt ..............................                 --                    --                 70,518
Other ..............................................................                 --                    --                 72,483
Investment in unconsolidated subsidiary ............................              592,660                  --                592,660
Investment in consolidated subsidiaries ............................                 --              (3,101,501)                --
Other ..............................................................                7,391                (4,435)             231,551
                                                                              -----------           -----------           ----------
                                                                                  600,051            (3,105,936)           1,992,877

                                                                              $   626,750           $(3,188,332)          $8,848,514

1/ See accompanying consolidating balance sheet.


                        CINERGY CORP.
                 CONSOLIDATING BALANCE SHEET
                      DECEMBER 31, 1996

                   (dollars in thousands)


                                                                                                        Consolidated    Consolidated
                                                                                        Cinergy       The Cincinnati Gas PSI Energy,
                                                                       Cinergy Corp.    Services, Inc.& Electric Company 1/ Inc.  1/
CAPITALIZATION AND LIABILITIES
COMMON STOCK EQUITY
Common stock - $.01 par value; authorized shares -
600,000,000; outstanding shares - 157,679,129 ..................      $     1,577       $      --         $     --        $     --
Common stock of subsidiaries ...................................             --                --            762,136             539
Paid-in capital ................................................          536,276           402,947
Retained earnings ..............................................          992,273              --            247,403         626,089
Cumulative foreign currency translation adjustment .............             (131)             --               --              --
Total common stock equity ......................................        2,584,454              --          1,545,815       1,029,575

CUMULATIVE PREFERRED STOCK OF SUBSIDIARIES
Not subject to mandatory redemption ............................           21,146           173,086

LONG-TERM DEBT .................................................             --                --          1,565,108         969,870
Total capitalization ...........................................        2,584,454              --          3,132,069       2,172,531

CURRENT LIABILITIES
Long-term debt due within one year .............................           10,000
Notes payable ..................................................          509,000              --             30,488         147,129
Notes payable to affiliated companies ..........................                7            18,489              103          13,186
Accounts payable ...............................................            2,597            10,963          166,064         114,330
Accounts payable to affiliated companies .......................           23,196             1,840           12,726          12,850
Accrued taxes ..................................................          (14,439)           (2,567)         267,841          73,206
Accrued interest ...............................................              975              --             30,570          24,045
Other ..........................................................             --                --             32,191          17,107
                                                                          521,336            28,725          669,983         411,853

OTHER LIABILITIES
Deferred income taxes ..........................................          767,085           372,997
Unamortized investment tax credits .............................             --                --            123,185          52,750
Accrued pension and other postretirement
benefit costs ..................................................          165,282            98,037
Other ..........................................................               26              --            109,654         186,775
                                                                           13,313                67        1,165,206         710,559

                                                                      $ 3,119,103       $    28,792       $4,967,258      $3,294,943


(continued)

                        CINERGY CORP.
                 CONSOLIDATING BALANCE SHEET
                      DECEMBER 31, 1996

                   (dollars in thousands)


                                                                               Cinergy
                                                                              Investments,                             Consolidated
                                                                                Inc.  1/          Eliminations         Cinergy Corp.
CAPITALIZATION AND LIABILITIES
COMMON STOCK EQUITY
Common stock - $.01 par value; authorized shares -
600,000,000; outstanding shares - 157,679,129 .......................         $      --            $      --            $     1,577
Common stock of subsidiaries ........................................                --               (762,675)                --
Paid-in capital .....................................................             515,473           (1,454,696)           1,590,735
Retained earnings ...................................................              15,715             (889,207)             992,273
Cumulative foreign currency translation adjustment ..................                (131)                 131                 (131)
Total common stock equity ...........................................             531,057           (3,106,447)           2,584,454

CUMULATIVE PREFERRED STOCK OF SUBSIDIARIES
Not subject to mandatory redemption .................................                --                   --                194,232

LONG-TERM DEBT ......................................................                --                   --              2,534,978
Total capitalization ................................................             531,057           (3,106,447)           5,313,664

CURRENT LIABILITIES
Long-term debt due within one year ..................................                --                   --                140,000
Notes payable .......................................................              27,000                 --                713,617
Notes payable to affiliated companies ...............................                --                (31,785)                --
Accounts payable ....................................................              10,459                1,007              305,420
Accounts payable to affiliated companies ............................                --                (50,612)                --
Accrued taxes .......................................................                (982)                --                323,059
Accrued interest ....................................................                --                   --                 55,590
Other ...............................................................              65,355                 --                114,653
                                                                                  101,832              (81,390)           1,652,339

OTHER LIABILITIES
Deferred income taxes ...............................................              (6,678)                (495)           1,146,263
Unamortized investment tax credits ..................................                --                   --                175,935
Accrued pension and other postretirement
benefit costs .......................................................                --                   --                263,319
Other ...............................................................                 539                 --                296,994
                                                                                   (6,139)                (495)           1,882,511

                                                                              $   626,750          $(3,188,332)         $ 8,848,514


                                                                 CINERGY CORP.
                                                       CONSOLIDATING STATEMENT OF INCOME
                                                     FOR THE YEAR ENDED DECEMBER 31, 1996

                                                   (in thousands, except per share amounts)

                                                                                                   Consolidated        Consolidated
                                                                                   Cinergy      The Cincinnati Gas     PSI Energy,
                                                              Cinergy Corp.     Services, Inc   & Electric Company 1/    Inc. 1/
                                                              ---------------------------------------------------------------------
OPERATING REVENUES
Electric
Non-affiliated companies .................................       $    --          $      --          $ 1,458,828        $ 1,309,878
Affiliated companies .....................................            --                 --               43,180             22,084
Gas
Non-affiliated companies .................................            --                 --              474,034               --
Affiliated companies .....................................               7
Other ....................................................            --              615,348               --                 --
                                                                 ---------        -----------        -----------        -----------
                                                                      --              615,348          1,976,049          1,331,962

OPERATING EXPENSES
Fuel used in electric production .........................            --                 --              349,197            364,053
Gas purchased ............................................            --                 --              249,116               --
Purchased and exchanged power
Non-affiliated companies .................................            --                 --               46,333            112,505
Affiliated companies .....................................            --                 --               21,921             43,343
Other operation ..........................................            --              603,158            330,169            268,478
Maintenance ..............................................            --                 --               96,205             97,703
Depreciation .............................................            --                  157            160,951            121,812
Amortization of phase-in deferrals .......................            --                 --               13,598               --
Post-in-service deferred operating
expenses - net ...........................................            --                 --                3,290             (4,799)
Income taxes .............................................            --                 --              145,075             73,194
Taxes other than income taxes ............................            --               11,158            207,904             49,911
                                                                 ---------        -----------        -----------        -----------
                                                                      --              614,473          1,623,759          1,126,200

OPERATING INCOME .........................................            --                  875            352,290            205,762

OTHER INCOME AND EXPENSES - NET
Allowance for equity funds used during
construction .............................................            --                 --                1,225               --
Post-in-service carrying costs ...........................            --                 --                 --                1,223
Phase-in deferred return .................................            --                 --                8,372               --
Equity in earnings of consolidated
subsidiaries .............................................         347,556               --                 --                 --
Equity in earnings of unconsolidated
subsidiary ...............................................            --                 --                 --               25,430
Income taxes .............................................           6,857               --                9,139             (3,997)
Other - net ..............................................          (1,501)               (93)           (21,296)             1,878
                                                                 ---------        -----------        -----------        -----------
                                                                   352,912                (93)            (2,560)              (896)

INCOME BEFORE INTEREST AND OTHER CHARGES .................         352,912                782            349,730            204,866

INTEREST AND OTHER CHARGES
Interest on long-term debt ...............................            --                 --              123,616             67,001
Other interest ...........................................          18,115                569              2,793             14,511
Allowance for borrowed funds used during
construction .............................................            --                 --               (3,859)            (2,324)
Preferred dividend requirements of
subsidiaries .............................................            --                 --                 --                 --
                                                                 ---------        -----------        -----------        -----------
                                                                    18,115                569            122,550             79,188

NET INCOME ...............................................       $ 334,797        $       213        $   227,180        $   125,678
Preferred dividend requirement ...........................            --                 --               10,643             12,537
Costs of reacquisition of preferred stock
of subsidiary ............................................          18,391               --               18,391               --
                                                                 ---------        -----------        -----------        -----------
INCOME APPLICABLE TO COMMON STOCK ........................       $ 316,406        $       213        $   198,146        $   113,141

AVERAGE COMMON SHARES OUTSTANDING EARNINGS PER COMMON SHARE Net income Costs of reacquisition of preferred stock of subsidiary

Net income applicable to common stock

DIVIDENDS DECLARED PER COMMON SHARE

1/  See accompanying consolidating statement of income (loss).

                                                                 CINERGY CORP.
                                                       CONSOLIDATING STATEMENT OF INCOME
                                                     FOR THE YEAR ENDED DECEMBER 31, 1996

                                                   (in thousands, except per share amounts)

                                                                                  Consolidated
                                                                                     Cinergy                           Consolidated
                                                                                Investments, Inc.     Eliminations     Cinergy Corp.
                                                                                ----------------------------------------------------
OPERATING REVENUES
Electric
Non-affiliated companies ....................................................       $    --                 --          $ 2,768,706
Affiliated companies ........................................................            --             $(65,264)              --
Gas
Non-affiliated companies ....................................................            --                 --              474,034
Affiliated companies ........................................................            --                   (7)              --
Other .......................................................................            --             (615,348)              --
                                                                                    ---------        -----------        -----------
                                                                                         --             (680,619)         3,242,740

OPERATING EXPENSES
Fuel used in electric production ............................................            --                 --              713,250
Gas purchased ...............................................................            --                 --              249,116
Purchased and exchanged power
Non-affiliated companies ....................................................            --                 --              158,838
Affiliated companies ........................................................            --              (65,264)              --
Other operation .............................................................            --             (603,371)           598,434
Maintenance .................................................................            --                 --              193,908
Depreciation ................................................................            --                 (157)           282,763
Amortization of phase-in deferrals ..........................................            --                 --               13,598
Post-in-service deferred operating
expenses - net ..............................................................            --                 --               (1,509)
Income taxes ................................................................            --                 --              218,269
Taxes other than income taxes ...............................................            --              (11,158)           257,815
                                                                                    ---------        -----------        -----------
                                                                                         --             (679,950)         2,684,482

OPERATING INCOME ............................................................            --                 (669)           558,258

OTHER INCOME AND EXPENSES - NET
Allowance for equity funds used during
construction ................................................................            --                 --                1,225
Post-in-service carrying costs ..............................................            --                 --                1,223
Phase-in deferred return ....................................................            --                 --                8,372
Equity in earnings of consolidated
subsidiaries ................................................................            --             (347,556)              --
Equity in earnings of unconsolidated
subsidiary ..................................................................          25,430               --               25,430
Income taxes ................................................................           7,537               --               19,536
Other - net .................................................................         (13,994)            (5,458)           (40,464)
                                                                                    ---------        -----------        -----------
                                                                                       18,973           (353,014)            15,322

INCOME BEFORE INTEREST AND OTHER CHARGES ....................................          18,973           (353,683)           573,580

INTEREST AND OTHER CHARGES
Interest on long-term debt ..................................................            --                 --              190,617
Other interest ..............................................................           1,308             (6,127)            31,169
Allowance for borrowed funds used during
construction ................................................................            --                 --               (6,183)
Preferred dividend requirements of
subsidiaries ................................................................            --               23,180             23,180
                                                                                    ---------        -----------        -----------
                                                                                        1,308             17,053            238,783

NET INCOME ..................................................................       $  17,665        ($  370,736)       $   334,797
Preferred dividend requirement ..............................................            --              (23,180)              --
Costs of reacquisition of preferred
stock of subsidiary .........................................................            --              (18,391)            18,391
                                                                                    ---------        -----------        -----------
INCOME APPLICABLE TO COMMON STOCK ...........................................       $  17,665        ($  329,165)       $   316,406

AVERAGE COMMON SHARES OUTSTANDING ...........................................                                               157,678
EARNINGS PER COMMON SHARE
Net income ..................................................................                                           $      2.12
Costs of reacquisition of preferred stock
of subsidiary ...............................................................                                                 (0.12)
                                                                                                                        -----------
Net income applicable to common stock .......................................                                           $      2.00

DIVIDENDS DECLARED PER COMMON SHARE .........................................                                           $      1.74

1/ See accompanying consolidating statement of income (loss).

                                                                                    CINERGY CORP.
                                                              CONSOLIDATING STATEMENT OF CHANGES IN COMMON STOCK EQUITY


                                                                               (dollars in thousands)


                                                                                       Consolidated            Consolidated
                                                                                   Cinergy        The Cincinnati Gas     PSI Energy,
                                                              Cinergy Corp.     Services, Inc.   & Electric Company 1/     Inc. 1/
                                                              ----------------------------------------------------------------------
BALANCE AT DECEMBER 31, 1995 .........................         $ 2,548,843          $(213)         $ 1,528,463          $ 1,029,067

Common stock 2/ ......................................                --             --                   --                   --
Paid-in capital ......................................              (6,315)          --                    (32)                (306)
Contribution from parent company .....................                --             --                197,207                 --
Retained earnings
Net income ...........................................             334,797            213              227,180              125,678
Dividends on preferred stock .........................                --             --                (10,643)             (12,629)
Dividends on common stock ............................            (274,358)          --               (377,969)            (112,076)
Costs of reacquisition of preferred
stock of subsidiary ..................................             (18,391)          --                (18,391)                --
Other ................................................                   9           --                   --                   (159)
Foreign currency translation
adjustment ...........................................                (131)          --                   --                   --
                                                               -----------          -----          -----------          -----------

BALANCE AT DECEMBER 31, 1996 .........................         $ 2,584,454          $--            $ 1,545,815          $ 1,029,575

1/  See accompanying consolidating statement of changes in common stock equity.

2/  Par values, authorized shares, and outstanding shares are as follows:
                                           Par Value          Authorized shares     Outstanding Shares
                                       -------------------   --------------------------------------------
                                 (in thousands)
                                                             --------------------------------------------
                              Cinergy        $0.01                     600,000                  157,679
                                 CG&E        $8.50                     120,000                   89,663
                                  PSI   $0.01 stated value              60,000                   53,914

                                                                                    CINERGY CORP.
                                                              CONSOLIDATING STATEMENT OF CHANGES IN COMMON STOCK EQUITY


                                                                               (dollars in thousands)


                                                                        Consolidated
                                                                        Investments,                                   Consolidated
                                                                           Inc. 1/              Eliminations           Cinergy Corp.
                                                                         ----------------------------------------------------------
BALANCE AT DECEMBER 31, 1995 .................................            $  11,447             $(2,568,764)            $ 2,548,843

Common stock 2/ ..............................................                 --                      --                      --
Paid-in capital ..............................................              (11,021)                 11,359                  (6,315)
Contribution from parent company .............................              502,076                (699,283)                   --
Retained earnings
Net income ...................................................               17,665                (370,736)                334,797
Dividends on preferred stock .................................                 --                    23,272                    --
Dividends on common stock ....................................                 --                   490,045                (274,358)
Costs of reacquisition of preferred
stock of subsidiary ..........................................                 --                    18,391                 (18,391)
Other ........................................................               11,021                 (10,862)                      9
Foreign currency translation
adjustment ...................................................                 (131)                    131                    (131)
                                                                          ---------             -----------             -----------

BALANCE AT DECEMBER 31, 1996 .................................            $ 531,057             $(3,106,447)            $ 2,584,454

1/  See accompanying consolidating statement of changes in common stock equity.

2/  Par values, authorized shares, and outstanding shares are as follows:
                                           Par Value          Authorized shares     Outstanding Shares
                                       -------------------   --------------------------------------------
                                 (in thousands)
                                                             --------------------------------------------
                              Cinergy        $0.01                     600,000                  157,679
                                 CG&E        $8.50                     120,000                   89,663
                                  PSI   $0.01 stated value              60,000                   53,914


                                                                                  CINERGY CORP.
                                                                      CONSOLIDATING STATEMENT OF CASH FLOWS
                                                                       FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                  (in thousands)


                                                                                                      Consolidated    Consolidated
                                                                                      Cinergy     The Cincinnati Gas     PSI
                                                                     Cinergy Corp.Services, Inc.& Electric Company 1/Energy, Inc. 1/
                                                                       -------------------------------------------------------------
Operating Activities
Net income ......................................................       $ 334,797        $    213        $ 227,180        $ 125,678
Items providing (using) cash currently:
Depreciation ....................................................            --               157          160,951          121,812
Deferred income taxes and investment tax
credits - net ...................................................              (8)             67           18,929           29,925
Allowance for equity funds used during
construction ....................................................            --              --             (1,225)            --
Regulatory assets - net .........................................            --              --             34,761          (34,481)
Changes in current assets and current
liabilities
Restricted deposits .............................................            --              --                (27)            (336)
Accounts and notes receivable, net of
reserves on receivables sold ....................................          16,029            (718)         156,182            2,722
Materials, supplies, and fuel ...................................            --              --              2,437           41,343
Accounts payable ................................................         (16,688)         (3,150)          19,587           10,363
Litigation settlement ...........................................            --              --               --            (80,000)
Accrued taxes and interest ......................................         (13,661)         (2,567)          16,923            6,704
Other items - net ...............................................         148,304          (1,463)          39,843            3,813
                                                                        ---------        --------        ---------        ---------
Net cash provided by (used in)
operating activities ............................................         468,773          (7,461)         675,541          227,543

Financing Activities
Issuance of common stock ........................................             311            --               --               --
Issuance of long-term debt ......................................            --              --               --            174,817
Funds on deposit from issuance of long-term debt ................            --              --               --                973
Retirement of preferred stock of subsidiaries ...................        (197,371)           --               --            (15,116)
Redemption of long-term debt ....................................            --              --           (162,583)         (74,600)
Change in short-term debt .......................................         509,007          18,489           30,591          (38,216)
Dividends on preferred stock ....................................            --              --            (10,643)         (12,629)
Dividends on common stock .......................................        (274,358)           --           (377,969)        (112,076)
Capital contribution from parent company ........................            --              --               --               --
                                                                        ---------        --------        ---------        ---------
Net cash provided by (used in)
financing activities ............................................          37,589          18,489         (520,604)         (76,847)

Investing Activities
Construction expenditures (less allowance
for equity funds used during construction) ......................            --            (4,019)        (142,053)        (172,341)
Deferred demand-side management costs - net .....................            --              --            (14,376)           9,034
Investment in unconsolidated subsidiary .........................        (503,349)           --               --               --
                                                                        ---------        --------        ---------        ---------

Net cash used in investing activities ...........................        (503,349)         (4,019)        (156,429)        (163,307)

Net increase (decrease) in cash and
temporary cash investments ......................................           3,013           7,009           (1,492)         (12,611)

Cash and temporary cash investments at
beginning of period .............................................             592            --              6,612           15,522
                                                                        ---------        --------        ---------        ---------

Cash and temporary cash investments at
end of period ...................................................       $   3,605        $  7,009        $   5,120        $   2,911

1/  See accompanying consolidating statement of cash flows.

                                                                                  CINERGY CORP.
                                                                      CONSOLIDATING STATEMENT OF CASH FLOWS
                                                                       FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                  (in thousands)

                                                       Consolidated
                                                                                  Cinergy
                                                                                Investments,                           Consolidated
                                                                                  Inc. 1/            Eliminations      Cinergy Corp.
                                                                                ---------------------------------------------------
Operating Activities
Net income ..........................................................           $  17,665            ($370,736)           $ 334,797
Items providing (using) cash currently:
Depreciation ........................................................                --                   (157)             282,763
Deferred income taxes and investment tax
credits - net .......................................................              (1,001)                --                 47,912
Allowance for equity funds used during
construction ........................................................                --                   --                 (1,225)
Regulatory assets - net .............................................                --                   --                    280
Changes in current assets and current
liabilities
Restricted deposits .................................................                   5                 --                   (358)
Accounts and notes receivable, net of
reserves on receivables sold ........................................                 189              (41,655)             132,749
Materials, supplies, and fuel .......................................                 225                 --                 44,005
Accounts payable ....................................................             (13,448)              40,617               37,281
Litigation settlement ...............................................                --                   --                (80,000)
Accrued taxes and interest ..........................................              (1,930)                --                  5,469
Other items - net ...................................................             (34,476)            (143,605)              12,416
                                                                                ---------            ---------            ---------
Net cash provided by (used in)
operating activities ................................................             (32,771)            (515,536)             816,089

Financing Activities
Issuance of common stock ............................................                --                   --                    311
Issuance of long-term debt ..........................................                --                   --                174,817
Funds on deposit from issuance of long-term debt ....................                --                   --                    973
Retirement of preferred stock of subsidiaries .......................                --                   --               (212,487)
Redemption of long-term debt ........................................                --                   --               (237,183)
Change in short-term debt ...........................................              27,000                  946              547,817
Dividends on preferred stock ........................................                --                 23,272                 --
Dividends on common stock ...........................................                --                490,045             (274,358)
Capital contribution from parent company ............................             502,076             (502,076)                --
                                                                                ---------            ---------            ---------
Net cash provided by (used in)
financing activities ................................................             529,076               12,187                 (110)

Investing Activities
Construction expenditures (less allowance
for equity funds used during construction) ..........................              (4,600)                --               (323,013)
Deferred demand-side management costs - net .........................                --                   --                 (5,342)
Investment in unconsolidated subsidiary .............................            (503,349)             503,349             (503,349)
                                                                                ---------            ---------            ---------

Net cash used in investing activities ...............................            (507,949)             503,349             (831,704)

Net increase (decrease) in cash and
temporary cash investments ..........................................             (11,644)                --                (15,725)

Cash and temporary cash investments at
beginning of period .................................................              12,326                 --                 35,052
                                                                                ---------            ---------            ---------

Cash and temporary cash investments at
end of period .......................................................           $     682            $    --              $  19,327

1/  See accompanying consolidating statement of cash flows.